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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) February 4, 1998
                                                         ----------------

                          Data Systems & Software Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                     0-19771               22-2786081
-------------------------------  ---------------------- ------------------
(State or other jurisdiction of  Commission File Number   (I.R.S. Employer
incorporation or organization)                          Identification Number)


                      200 Route 17, Mahwah, NJ 07430-1296
                      -----------------------------------
             (Address of principal executive offices)  (zip code)


                                 (201) 529-2026
                   ----------------------------------------
              (Registrant's telephone number including area code)


                                     None
                    ---------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)


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Item 5.   Other Events

     On February 4, 1998, the Registrant completed a transaction with Lucent Technologies, Inc. ("Lucent") pursuant to which the Registrant (i) purchased certain assets from Lucent that were previously utilized by Lucent's
Utilities Solutions Strategic Business Unit, and (ii) licensed from Lucent certain intellectual property, including technical information, software and certain rights relating to a pending patent, associated with Lucent's
Customer Connection for Utilities product ("CCU"). In consideration for the sale of the assets and the licensing of the technology, Lucent received $1,225,000 and shares of common stock representing 5% of the issued and outstanding common stock of the Registrant's Comverge Technologies, Inc. subsidiary ("Converge"). Pursuant to an agreement between Lucent and a diversified energy services company, the shares of Comverge issued to Lucent in connection with the transaction were transferred by Lucent to such company.

     Lucent's Utility Solutions Strategic Business Unit had developed and marketed the CCU system, a two-way communications solution for the utility industry. Comverge plans to continue to market the CCU to utilities, in addition to energy service companies and telecommunications service providers serving the utility industry. The CCU includes an interface that stores information from meters and other appliances at the customer premises, facilitating remote meter reading and other automated utility functions.
The CCU also supports electric and gas meter reading as well as energy management, real-time pricing and environmental monitoring.

     Five employees involved in the development of the CCU will follow their work and join Comverge, including Frank Magnotti, previously the General Manager of Lucent's Utility Solutions Strategic Business Unit who now serves as President of Comverge.

     It is contemplated that Comverge's operations will be combined with those of PowerCom Control Systems, a division of the Registrant's Decision Systems Israel Limited subsidiary ("Decision"), which has developed and is currently marketing its Electric Power Supply Management (EPSM) system. Such transaction may be subject to the approval of the shareholders of Decision, which is listed on the Tel Aviv Stock Exchange.


Item 7.   Exhibits


     (a)  Exhibits

99.1. License Agreement dated as of January 9, 1998, between Lucent Technologies Inc. and the Company


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99.2.   Bill of Sale dated as of January 9, 1998, by and from Lucent
        Technologies Inc. to the Company


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*  Filed herewith









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                                SIGNATURE PAGE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       DATA SYSTEMS & SOFTWARE INC.


Date: February 17, 1998                /s/ George Morgenstern
      -----------------                ---------------------------------
                                       George Morgenstern
                                       Chairman, President and Chief Executive
                                       Officer